                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number

                           SCUDDER INSTITUTIONAL FUNDS
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 410) 895-500
                                                            ------------

                             Daniel O. Hirsch, Esq.
                                One South Street
                              Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Annual Report
to Shareholders

June 30, 2003

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

CUSIP Number
Daily Assets Fund Institutional	811162 809

This report must be preceded or accompanied by a current prospectus for the fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Christine C. Haddad discusses the market environment and her team's approach to managing Daily Assets Fund Institutional during the 12-month period ended June 30, 2003.

Q: How did the fund perform over the annual period?

A: For the 12 months ended June 30, 2003, Daily Assets Fund Institutional's seven-day annualized yield declined from 1.89% to 1.08%, primarily reflecting the ripple effect of the Federal Reserve Board's 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's 25-basis-point (i.e., one-quarter of a percentage point) cut on June 25, 2003, had only a modest impact on the fund's yield because the higher yielding securities bought by the fund before the rate cut will continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which is likely to be lower given the Federal Reserve Board rate cut. For the 12-month period ended June 30, 2003, the fund returned 1.47%, compared with the 1.18% average return of the iMoneyNet First Tier Institutional Money Funds Average.1,2

1 iMoneyNet First Tier Institutional Money Funds Average is provided through Money Fund Report Average, a service of iMoneyNet, Inc., and is an average for categories of similar money market funds.
2 The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Q: What impact did the Federal Reserve Board's two interest rate cuts during the annual period have on money market activity?

A: Federal Reserve Board policy in general had a major impact on the backdrop to money market activity as did the US economy.

During the first half of the fiscal year, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. However, in August 2002, an uneven economic recovery caused the Federal Reserve Board to admit that it was paying close attention to the financial markets in its future policy decisions. In September, the Federal Reserve Board left rates unchanged, but it was a decision opposed by two board members. The ongoing threat of war, volatility in the stock market, rising oil prices and relatively soft employment numbers all weighed on consumer confidence, which slumped in October to its lowest level since 1993. Business spending showed no convincing signs of a pick up until November, when a rise in durable goods orders signaled a possible turnaround. Also in November, the Republicans' win of the House and Senate increased prospects for fiscal stimulus to help boost the struggling economy. Consumer confidence rallied despite a poor labor market. Still, following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6 in an effort to jump-start an economy that it thought might be decelerating.3 This surprisingly aggressive move gave investors some relief that support was in the pipeline for an economy in what Federal Reserve chairman Alan Greenspan called a "soft spot." In December, the Bush administration's shake-up of its economic team was seen by the financial markets as a sign that the president was looking to revive the economy with a new stimulus plan, including aggressive tax cuts.

3 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

As 2003 began, investors demonstrated enthusiasm for the US government's economic growth initiatives. However, as concerns about the war with Iraq heightened and company managements reported a subdued outlook for first-quarter 2003 corporate earnings, the US equity market stumbled again. Gross domestic product (GDP) growth managed to chug along at a rate of 1.4%, but geopolitical uncertainties kept volatility high. In this environment, there was a flight to quality into short-term US Treasuries. In March 2003, the Federal Reserve Board stated that it would not currently take a stance on monetary policy given "the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making."

During the second quarter 2003, economic and political conditions improved. A significant number of corporate earnings announcements during the quarter met or exceeded expectations. The $350 billion tax cut and spending incentives recently implemented offered stimulus to the economy. Also, while the journey to freedom and democracy in Iraq is by no means at an end, the conclusion of active military operations at the end of April provided the financial markets with a welcome sigh of relief. On the other hand, corporate spending remained reluctant and unemployment gradually worsened, keeping consumer spending reined in, with the exception of the housing sector. As a result, estimates for second quarter GDP remained in the 1.5% to 1.8% range.

On May 6, 2003, the Federal Reserve Board again kept the targeted federal funds rate unchanged at 1.25% but made it clear that it would maintain its accommodative monetary policy. It believed the probability of deflation exceeded that of a pickup in inflation over the next few quarters. Thus, money market yields continued to fall.

Then, on June 25, 2003, the Federal Reserve Board cut the targeted federal funds rate by 25 basis points to 1.00% in an effort to further support the economy and stimulate more growth over a longer period. This was the 13th time since the start of 2001 that the Federal Reserve Board cut rates, bringing current interest rates to their lowest level since 1958.

Q: In light of recent market conditions, what has been the fund's strategy?

A: By staying disciplined in the purchase of high-quality instruments and actively maintaining a longer-than-benchmark duration profile as market conditions changed, we were able to produce highly competitive yields in Daily Assets Fund Institutional for the annual period. In light of the uncertainty in the financial markets and in the US economy, we maintained an aggressive average weighted maturity, generally in the 50- to 60-day range, for most of the fiscal year.

At the start of the period, we maintained a "barbell strategy," whereby we purchased short-dated commercial paper for liquidity and also focused on adding yield through certificates of deposit and agency discount notes in the nine-month to one-year sector as well as 13-month callable agencies to take advantage of the higher yields available at the long end of the money market yield curve. Toward the end of third quarter 2002, when the yield curve flattened and the large percentage of shorter-term holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, we adjusted our strategy to include purchases of securities in the intermediate range of the money market yield curve. We focused our investments during October in the one- to three-month range, locking in attractive rates and making the portfolio less susceptible to Federal Reserve Board action. We also reduced the portfolio's position in floating-rate notes. In November, as the yield curve steepened again, we bought primarily in the three- to six-month range, where we were able to pick up significant yield while maintaining the fund's weighted average maturity at the longer end of its range. For the first time in several months, we were able to add floating-rate-note products to the portfolio, as the flat yield curve of the prior six to eight months had not made this an attractive investment. In December, we added liquidity to the fund in anticipation of typical year-end needs.

As 2003 began, we resumed our barbell strategy. When the yield curve flattened in March, we temporarily adjusted the strategy by focusing purchases at the intermediate portion of the money market yield curve. During the second quarter 2003, the majority expectation among our money market portfolio management team was for a 25-basis-point rate cut. When, in the run-up to the June 25 meeting by the Federal Reserve Board, interest rates incorporated more than 25 basis points of cuts, we held off buying securities with longer-term maturities. We focused instead on enhancing liquidity with investments in the one- to three-month range. While this led to a temporary reduction in the weighted average maturity of the fund, the decision proved correct. After the Federal Reserve Board's move, rates moved higher, and we used this opportunity to resume purchases of longer-dated securities at rates higher than immediately before June 25. In addition, the yield curve became positively sloped again, making the purchases of longer-dated securities more attractive. Thus, the weighted average maturity of the fund should soon return to the higher end of its permitted range.

Q: Do you anticipate any change in your management strategies?

A: We intend to maintain our conservative investment strategies. We will seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of June 30, 2003

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 63.7%
ABN Amro Bank, NV, 1.375%, 7/1/2003	250,000,000	250,000,000
Barclays Bank PLC, 1.375%, 7/1/2003	250,000,000	250,000,000
Caisse Des Depots Et Consignations, 1.375%, 7/1/2003	250,000,000	250,000,000
Canadian Imperial Bank: 1.064%*, 9/26/2003	200,000,000	199,997,302
1.235%*, 7/2/2003	75,000,000	74,999,886
Credit Agricole Indosuez SA, 1.375%, 7/1/2003	254,411,583	254,411,583
Danske Bank, 1.4%, 7/1/2003	200,000,000	200,000,000
DEPFA Bank Europe PLC, 1.1%, 9/12/2003	25,000,000	25,000,000
Dresdner Bank AG, 1.5%, 7/1/2003	200,000,000	200,000,000
HBOS PLC: 1.22%, 7/14/2003	283,000,000	282,995,643
1.37%, 2/10/2004	25,000,000	25,000,000
HSBC Bank USA, Inc., 1.25%, 7/1/2003	25,000,000	25,000,000
ING Bank NV, 1.344%, 7/1/2003	150,000,000	150,000,000
Landesbank Baden Wurttemberg, 1.18%*, 3/15/2004	25,000,000	25,006,219
Landesbank Hessen-Thuringen Girozentrale, 1.4%, 1/29/2004	20,000,000	20,000,000
Norddeutsche Landesbank Girozentrale, 1.24%, 8/1/2003	30,000,000	30,001,024
Rabobank Nederland NV, 1.4%, 7/1/2003	275,000,000	275,000,000
Royal Bank of Scotland, PLC, 1.27%, 7/2/2003	275,000,000	275,000,000
Svenska Handelsbanken AB, 1.219%, 7/2/2003	200,000,000	200,000,000
Swedbank AB, 1.09%*, 9/26/2003	175,000,000	174,995,829
Toronto Dominion Bank, 1.345%, 4/16/2004	36,000,000	35,998,570
UBS AG, 1.375%, 7/1/2003	280,000,000	280,000,000
Unicredito Italiano SpA, 0.93%*, 9/25/2003	250,000,000	250,000,000
Westdeutsche Landesbank AG, 1.42%, 4/22/2004	35,000,000	35,000,000
Total Certificates of Deposit and Bank Notes (Cost $3,788,406,056)		3,788,406,056

Commercial Paper 11.6%
Apreco, Inc., 1.32%**, 7/1/2003	28,000,000	28,000,000
Bear Stearns Co, Inc., 1.24%**, 7/25/2003	75,000,000	74,938,000
CIT Group, Inc., 1.26%**, 7/9/2003	20,000,000	19,994,400
General Electric Capital Assurance Co, 1.22%**, 9/5/2003	75,000,000	74,832,250
Goldman Sachs Group, Inc., 1.28%, 7/7/2003	75,000,000	75,000,000
Grampian Funding, LLC, 1.0%**, 12/9/2003	75,000,000	74,664,583
International Lease Finance Corp., 1.18%**, 7/25/2003	45,000,000	44,964,600
Merrill Lynch & Co., Inc., 1.3%**, 7/1/2003	148,487,000	148,487,000
Quincy Capital Corp., 1.14%**, 7/10/2003	108,915,000	108,883,959
Scaldis Capital LLC, 1.22%**, 9/10/2003	40,137,000	40,040,426
Total Commercial Paper (Cost $689,805,218)		689,805,218

US Government Agency Obligations 13.4%
Federal Farm Credit, 0.98%*, 3/16/2004	50,000,000	49,985,798
Federal Home Loan Bank: 1.01%, 7/20/2004	125,000,000	125,000,000
1.01%, 7/23/2004	150,000,000	150,000,000
1.25%, 7/2/2004	50,000,000	50,000,000
1.375%, 5/11/2004	60,000,000	60,000,000
1.4%, 5/12/2004	36,525,000	36,509,483
1.41%, 3/8/2004	10,000,000	10,000,000
1.42%, 4/21/2004	28,780,000	28,780,000
Federal National Mortgage Association: 1.08%, 7/23/2004	10,000,000	10,000,000
1.18%**, 8/13/2003	23,900,000	23,866,314
1.175%**, 8/27/2003	45,695,000	45,609,988
1.295%, 6/29/2004	45,000,000	45,000,000
1.38%, 5/7/2004	25,000,000	25,000,000
1.43%, 3/8/2004	40,000,000	40,000,000
1.45%, 5/14/2004	30,000,000	30,000,000
1.47%*, 1/29/2004	45,000,000	45,000,000
4.0%, 8/15/2003	25,000,000	25,066,933
Total US Government Agency Obligations (Cost $799,818,516)		799,818,516

Funding Agreements (b) 1.1%
General Electric Capital Assurance Co., 1.36%*, 12/3/2003	25,000,000	25,000,000
Security Life Denver Insurance, 1.36%*, 2/24/2004	40,000,000	40,000,000
Total Funding Agreements (Cost $65,000,000)		65,000,000

Short-Term Notes 6.0%
AB Spintab, 1.324%*, 4/30/2004	30,000,000	30,011,341
American Honda Finance Corp.: 1.21%*, 9/5/2003	50,000,000	50,000,000
1.27%*, 8/4/2003	30,000,000	29,999,896
General Electric Capital Assurance Co, 1.4%*, 10/22/2003	129,800,000	129,858,018
Morgan Stanley, 1.17%*, 2/20/2004	46,000,000	46,000,000
Nordea Bank Finland PLC, 1.219%*, 9/10/2003	50,000,000	49,997,072
Wal-Mart Stores, Inc., 3.25%, 9/29/2003	20,000,000	20,097,785
Total Short-Term Notes (Cost $355,964,112)		355,964,112

Money Market Funds 4.2%
AIM Liquid Assets Portfolio, 1.15% (Cost $252,452,963)	252,452,963	252,452,963
Total Investment Portfolio - 100.0% (Cost $5,951,446,865 ) (a)		5,951,446,865

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2003.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $5,951,446,865.
(b) Subject to a ninety-day demand feature.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003
Assets
Investment in securities, at amortized cost	$ 5,951,446,865
Interest receivable	4,554,347
Other assets	73,612
Total assets	5,956,074,824
Liabilities
Due to custodian bank	322,635
Payable for investments purchased	360,000,000
Dividends payable	6,128,395
Advisory fee payable	301,411
Other accrued expenses and payables	325,084
Total liabilities	367,077,525
Net assets, at value	$ 5,588,997,299
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	210,179
Paid-in capital	5,588,787,120
Net assets, at value	$ 5,588,997,299
Net Asset Value, offering and redemption price per share ($5,588,997,299 / 5,588,787,122 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2003
Investment Income
Income: Interest	$ 177,359,314
Expenses: Advisory fee	10,930,517
Administration and service fees	2,185,944
Auditing	19,014
Legal	15,108
Trustees' fees and expenses	316,582
Reports to shareholders	20,809
Other	332,993
Total expenses, before expense reductions	13,820,967
Expense reductions	(694,186)
Total expenses, after expense reductions	13,126,781
Net investment income (loss)	164,232,533
Net realized gain (loss) on investment transactions	955,449
Net increase (decrease) in net assets resulting from operations	$ 165,187,982

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 164,232,533	$ 327,387,892
Net realized gain (loss) on investment transactions	955,449	10,323,620
Net increase (decrease) in net assets resulting from operations	165,187,982	337,711,512
Distributions to shareholders from: Net investment income and short-term gains	(168,771,318)	(335,768,646)
Fund share transactions: Proceeds from shares sold	24,272,401,449	26,676,711,788
Reinvestment of distributions	4,153,357	-
Cost of shares redeemed	(31,498,448,702)	(27,611,064,132)
Net increase (decrease) in net assets from Fund share transactions	(7,221,893,896)	(934,352,344)
Increase (decrease) in net assets	(7,225,477,232)	(932,409,478)
Net assets at beginning of period	12,814,474,531	13,746,884,009
Net assets at end of period	$ 5,588,997,299	$ 12,814,474,531
Other Information
Shares outstanding at beginning of period	12,810,681,015	13,745,033,359
Shares sold	24,272,401,452	26,676,711,788
Shares issued in reinvestment of distributions	4,153,357	-
Shares redeemed	(31,498,448,702)	(27,611,064,132)
Net increase (decrease) in Fund shares	(7,221,893,893)	(934,352,344)
Shares outstanding at end of period	5,588,787,122	12,810,681,015

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.015	.03	.06	.06	.05
Net realized and unrealized gain (loss) on investment transactions[a]	-	-	-	-	-
Total from investment operations	.015	.03	.06	.06	.05
Less distributions from: Net investment income	(.015)	(.03)	(.06)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.47[b]	2.64	6.07	5.84	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,589	12,814	13,747	8,845	7,805
Ratio of expenses, before expense reductions (%)	.13	.12	.12	.12	.12
Ratio of expenses, after expense reductions (%)	.12	.12	.12	.12	.12
Ratio of net investment income (%)	1.50	2.52	5.78	5.75	5.11
[a] Less than $.005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

Scudder Institutional Funds (formerly known as BT Institutional Funds) (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company organized as a Massachusetts business trust. Daily Assets Fund Institutional (the "Fund") is one of the funds the Trust offers to institutional and "accredited" investors as defined under the Securities Act of 1933.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

D. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

E. Distributions of Income

All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 6,384,850

In addition, during the years ended June 30, 2003 and June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 168,771,318	$ 335,768,646

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

F. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.02%.

For the period ended June 30, 2003, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.12% of the average daily net assets of the Fund.

Effective December 16, 2002, Scudder Investments Service Co. ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Effective January 15, 2003, pursuant to a sub-transfer agency agreement, between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agency and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not the Fund.

ICCC is also the Fund's accounting agent. ICCC has designated Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, to provide the fund accounting services. Effective April 1, 2003, SFAC and ICCC have in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.

Certain officers and trustees of the Fund are also officers or Trustees of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities. The Fund pays each Trustee not affiliated with Deutsche Bank AG retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Line of Credit

Prior to April 11, 2003, the Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 10 percent of its net assets under the agreement.

Note 4-Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Trustees of the Fund approved changing the Fund's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Effective June 6, 2003, State Street is the Fund's custodian. Prior to June 6, 2003, Deutsche Bank Trust Companies Americas, (formerly Bankers Trust Company), an affiliate of the Fund's Advisor and Administrator, served as the custodian to the Fund.

Report of Independent Auditors

To the Trustees of Scudder Institutional Funds (formerly BT Institutional Funds) and Shareholders of Daily Assets Fund Institutional

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Assets Fund Institutional (the "Fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts August 11, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of Daily Assets Fund Institutional (the "Fund"), a series of BT Institutional Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	14,119,807,104	45,962,685
S. Leland Dill	14,114,521,444	51,248,345
Martin J. Gruber	14,119,808,691	45,961,098
Richard T. Hale	14,119,807,010	45,962,779
Joseph R. Hardiman	14,119,808,691	45,961,098
Richard J. Herring	14,119,808,691	45,961,098
Graham E. Jones	14,114,521,466	51,248,323
Rebecca W. Rimel	14,119,808,691	45,961,098
Philip Saunders, Jr.	14,114,521,466	51,248,323
William N. Searcy	14,119,807,104	45,962,685
Robert H. Wadsworth	14,119,808,691	45,961,098

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
8,279,171,477	0	0

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Trustee.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with the Scudder Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Exclusive Placement Agent	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Daily Assets Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Deutsche Daily Assets Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    ---------------------------